Exhibit 10.4

ESCROW AGREEMENT

This Escrow Agreement (the “Agreement”), entered into as of this 6th day of July, 2006, is by and among CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC., a British Virgin Islands corporation (the “Company”), each of the Investors of ordinary shares of the Company (the “Shares”) identified below (collectively, the “Investors”) and THELEN REID & PRIEST LLP (hereinafter referred to as “Escrow Agent”). All capitalized terms used but not defined herein shall have the meanings assigned them in the Securities Purchase Agreement (as hereinafter defined).

BACKGROUND

The Company and the Investors are entering into concurrently herewith a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which each Investor has agreed to purchase from the Company, and the Company has agreed to sell to each Investor, the number of Shares identified therein. Pursuant to the Securities Purchase Agreement, the Company and the Investors have agreed to establish an escrow on the terms and conditions set forth in this Agreement. The Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

1.  Appointment of Escrow Agent. Each Investor and the Company hereby appoint Thelen Reid & Priest LLP as Escrow Agent to act in accordance with the Securities Purchase Agreement and the terms and conditions set forth in this Agreement, and Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

2.  Establishment of Escrow. All amounts provided by the Investors in connection with their acquisition of the Shares as set forth in the Securities Purchase Agreement shall be deposited with the Escrow Agent in immediately available funds by federal wire transfer, such funds being referred to herein as the “Escrow Funds”. In addition, certificates representing the Shares (the “Escrowed Certificates”) shall be deposited with the Escrow Agent.

3.  Segregation of Escrow Funds and Escrowed Certificates. The Escrow Funds and Escrowed Certificates shall be segregated from the assets of Escrow Agent and held in trust for the benefit of the Company and the Investors in accordance herewith.

4.  Receipt and Investment of Funds.

(a)  Escrow Agent agrees to place the Escrow Funds in a non-interest bearing and federally insured depository account. Subject to Section 7(c) hereof, Escrow Agent shall have no liability for any loss resulting from the deposit of the Escrow Funds.

(b)  The Escrow Agent shall cause to be prepared all income and other tax returns and reports the Escrow Agent, in its sole discretion, deems necessary or advisable in order to comply with all tax and other laws, rules and regulations applicable to the Escrow Funds.

5.  Disbursement of the Escrow Funds.

(a)  The Escrow Agent shall continue to hold the Escrow Funds delivered for deposit hereunder by an Investor until the earlier of: (1) receipt of such Investor’s written notice evidencing termination under Section 6.5 of the Securities Purchase Agreement, and (2) receipt of both (x) written notice from the Company that the conditions to closing under Section 5.1 of the Securities Purchase Agreement shall have been satisfied and (y) joint written notice from the Company and Roth Capital Partners, LLC to effect the Closing under the Securities Purchase Agreement.

(b)  If the Escrow Agent shall receive the termination election of an Investor as contemplated by Section 5(a)(1) prior to its receipt of the notices contemplated under Section 5(a)(2), then the Escrow Agent shall return the Escrow Funds delivered by such Investor as directed by such Investor and shall return the Escrowed Certificates in respect of such Investor to the Company. If the Escrow Agent shall receive the notices contemplated under Section 5(a)(2) prior to the termination election of an Investor as contemplated by Section 5(a)(1), then the Escrow Agent shall disburse the portion of the Escrow Funds for which the foregoing is the case in accordance with Annex A to this Agreement and shall deliver the Escrowed Certificates as per the instructions of the non-terminated Investors.

6.  Interpleader. Should any controversy arise among the parties hereto with respect to this Agreement or with respect to the right to receive the Escrow Funds or the Escrowed Certificates, Escrow Agent shall have the right to consult counsel and/or to institute an appropriate interpleader action to determine the rights of the parties. The Escrow Agent shall not have any right to challenge any termination of an Investor’s participation in the transactions contemplated by the Securities Purchase Agreement. Escrow Agent is hereby authorized to institute an appropriate interpleader action upon receipt of a written letter of direction executed by the parties so directing Escrow Agent. If Escrow Agent is directed to institute an appropriate interpleader action, it shall institute such action not prior to thirty (30) days after receipt of such letter of direction and not later than sixty (60) days after such date. Any interpleader action instituted in accordance with this Section 6 shall be filed in any court of competent jurisdiction in New York, New York, and the portion of the Escrow Funds in dispute shall be deposited with the court and in such event Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Agreement with respect to that portion of the Escrow Funds.

7.  Exculpation and Indemnification of Escrow Agent.

(a)  Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow may arise. Escrow Agent acts under this Agreement as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice or depositing the Escrow Funds. Escrow Agent will have no duties or responsibilities other than those expressly set forth herein. Escrow Agent will be under no liability to anyone by reason of any failure on the part of any party hereto (other than Escrow Agent) or any maker, endorser or other signatory of any document to perform such person’s or entity’s obligations hereunder or under any such document. Except for this Agreement and instructions to Escrow Agent pursuant to the terms of this Agreement, Escrow Agent will not be obligated to recognize any agreement between or among any or all of the persons or entities referred to herein, notwithstanding its knowledge thereof.

(b)  Escrow Agent will not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively on, and will be protected in acting upon, any order, notice, demand, certificate, or opinion or advice of counsel (including counsel chosen by Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and no other or further duties or responsibilities shall be implied, including, but not limited to, any obligation under or imposed by any laws of the State of New York upon fiduciaries.

(c)  Escrow Agent will be indemnified and held harmless by the Company from and against any expenses, including reasonable attorneys’ fees and disbursements, damages or losses suffered by Escrow Agent in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Agreement or the services of Escrow Agent hereunder; except, that if Escrow Agent is guilty of willful misconduct, fraud or gross negligence under this Agreement, then Escrow Agent will bear all losses, damages and expenses arising as a result of such willful misconduct, fraud or gross negligence. For this purpose, the term “attorneys’ fees” includes fees payable to any counsel retained by the Escrow Agent in connection with its services under this agreement and, with respect to any matter arising under this agreement as to which the Escrow Agent performs legal services, its standard hourly rates and charges then in effect. Promptly after the receipt by Escrow Agent of notice of any such demand or claim or the commencement of any action, suit or proceeding relating to such demand or claim, Escrow Agent will notify the other parties hereto in writing. For the purposes hereof, the terms “expense” and “loss” will include all amounts paid or payable to satisfy any such claim or demand, or in settlement of any such claim, demand, action, suit or proceeding settled with the express written consent of the parties hereto, and all costs and expenses, including, but not limited to, reasonable attorneys’ fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The provisions of this Section 7 shall survive the termination of this Agreement.

(d)  The Investors acknowledge that they know that the Escrow Agent has represented the Company in connection with this Agreement and that it may continue to represent the Company in that connection and in connection with the transactions contemplated by this agreement and the Securities Purchase Agreement and other transactions, including, but not limited to, in connection with any disputes that may arise under any such agreements or transactions. The Escrow Agent shall not be precluded from or restricted in any way from representing the Company or any of its affiliates or otherwise acting as attorneys for the Company or any of its affiliates in any matter, except for any legal proceeding or other matter related to this Agreement. The Escrow Agent shall be permitted to represent the Company in any and all legal matters pertaining to, the Securities Purchase Agreement and the Company’s other transactions, whether or not there is a dispute between the Investors and the Company with respect to any such matter. The Investors irrevocably consent to any such representation and waive any conflict or appearance of conflict with respect to any such representation.

8.  Resignation of Escrow Agent. At any time, upon ten (10) days’ written notice to the Company, Escrow Agent may resign and be discharged from its duties as Escrow Agent hereunder. As soon as practicable after its resignation, Escrow Agent will promptly turn over to a successor escrow agent appointed by the Company all monies and property held hereunder upon presentation of a document appointing the new escrow agent and evidencing its acceptance thereof. If, by the end of the 10-day period following the giving of notice of resignation by Escrow Agent, the Company shall have failed to appoint a successor escrow agent, Escrow Agent may interplead the Escrow Funds into the registry of any court having jurisdiction.

9.  Method of Distribution by Escrow Agent. All disbursements by Escrow Agent to a party to this Agreement will be made by wire transfer of immediately available funds to an account designated in writing by the party to receive any such payment.

10.  Records. Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of this Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy of such records, certified by Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of each of the parties hereto shall have access to such books and records at all reasonable times during normal business hours upon reasonable notice to Escrow Agent.

11.  Notice. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier to the following addresses:

If to Escrow Agent:            Thelen Reid & Priest LLP
701 Eighth Street, N.W.
Washington, DC 20001
Attention: Louis A. Bevilacqua, Esq.

If to the Company:  China Security & Surveillance Technology, Inc.
4/F, East 3/B, Saige Science & Technology Park
Huaqiang, Shenzhen, China 518028

If to the Investors:  To their addresses as specified in the Securities Purchase Agreement or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

12.  Execution in Counterparts; Facsimile Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

13.  Assignment and Modification. This Agreement and the rights and obligations hereunder of any of the parties hereto may not be assigned without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. No other person will acquire or have any rights under, or by virtue of, this Agreement. No portion of the Escrow Funds or Escrowed Certificates shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Agreement. This Agreement may be changed or modified only in writing signed by all of the parties hereto.

14.  APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, USA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN. THE PARTIES EXPRESSLY WAIVE SUCH DUTIES AND LIABILITIES, IT BEING THEIR INTENT TO CREATE SOLELY AN AGENCY RELATIONSHIP AND HOLD THE ESCROW AGENT LIABLE ONLY IN THE EVENT OF ITS WILLFUL MISCONDUCT, FRAUD, OR GROSS NEGLIGENCE. ANY LITIGATION CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE EXCLUSIVELY PROSECUTED IN THE COURTS OF NEW YORK COUNTY, NEW YORK, USA, AND ALL PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THOSE COURTS.

15.  Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

16.  Attorneys’ Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees from the other party (unless such other party is the Escrow Agent), which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

The Company:

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

By:
Name: Guoshen Tu
Title: CEO and Chairman

Escrow Agent:

THELEN REID & PRIEST

By:
Name: Joe Tiano, Esq.
Title: Partner

[Investor Signature Page Follows]

[Signature Page to Escrow Agreement]

IN WITNESS WHEREOF, the undersigned Investor hereby executes this Agreement as of the date first above written.

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